SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                        ------------------------------

                             SECOND AMENDMENT TO
                                   FORM 8-K

                                Current Report

                      Pursuant to Section 13 or 15(d) of
                          The Securities Act of 1934


      Date of Report (Date of earliest event reported)   MARCH 27, 1998


                             NOBLE ROMAN'S, INC.
            (Exact name of registrant as specified in its charter)


   INDIANA                         0-11104                     35-1281154
(State or other                  (Commission                (I.R.S. Employer
jurisdiction                     File Number)              Identification No.)
of incorporation)


                        ONE VIRGINIA AVENUE, SUITE 800
                            INDIANAPOLIS, INDIANA                     46204
                  (Address of principal executive officers)         (Zip Code)


     Registrant's telephone number, including area code   (317) 634-3377

Item 4.  Changes in Registrant's Certifying Accountant

     The Board of Directors of Noble Roman's, Inc. (the "Registrant") determined to replace KPMG Peat Marwick LLP ("KPMG") as the Registrant's independent auditors for the year ended December 31, 1997, approximately the same time that KPMG resigned its client-auditor relationship with Registrant on November 6, 1997. The KPMG audit reports on the consolidated financial statements of the Registrant as of December 31, 1996 and 1995, and each of the years in the three-year period ended December 31, 1996, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to audit scope or accounting principles. KPMG's report dated April 29, 1997 did contain a separate paragraph stating that the Company's losses, accumulated deficit and default on its long-term debt raises substantial doubt about the Company's ability to continue as a going concern.

     During the three-year period ended December 31, 1996 and through the period ended November 6, 1997, there was no disagreement between the Registrant and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement if not resolved to the satisfaction of KPMG, would have caused it to make reference to the subject matter of such disagreement in connection with its report. KPMG did advise the Registrant that they considered the Registrant's lack of timely review and analysis of financial information to be a material weakness in internal accounting control under standards established by the American Institute of Certified Public Accountants. Their letter also stated that their comments did not effect their report on the Registrant's financial statements.

     The Board of Directors of the Registrant has engaged Rubin, Brown, Gornstein & Co., LLP, as the Registrant's independent auditors for the year ended December 31, 1997.

                                  Signatures
                                  ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  April 15, 1998                 NOBLE ROMAN'S, INC.




                                      By: Paul W. Mobley
                                          ------------------------------------
                                          Paul W. Mobley, Chairman and
                                          Chief Executive Officer




                                      By: Mitchell E. Katz
                                          ------------------------------------
                                          Mitchell E. Katz
                                          (Chief Financial Officer)

                                EXHIBIT INDEX



Item 1.  Index to Exhibits

16       Letter regarding change of certifying accountants.